INCOME TAX - Summary of Net Deferred Tax Assets (liability) (Detail)	Dec. 31, 2021 USD ($)
Deferred tax assets (liability)
Net operating loss carryforward	$ 40,116
Startup/Organization Expenses	361,022
Total deferred tax assets (liability)	401,138
Valuation Allowance	(401,138)
Deferred tax assets (liability), net of allowance